UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05740)

Exact name of registrant as specified in charter: Putnam Managed Municipal Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2008

Date of reporting period: November 1, 2007 - October 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Managed Municipal Income Trust

FUND SYMBOL: PMM

10|31|08

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Managed
Municipal
Income Trust

10|31|08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Manager	5
Performance in depth	8
Your fund’s management	9
Terms and definitions	10
Trustee approval of management contract	11
Other information for shareholders	14
Financial statements	15
Federal tax information	36
Compliance certifications	36
Shareholder meeting results	37
About the Trustees	38
Officers	41

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

For several months now, financial markets have been experiencing significant upheaval. Coordinated responses by economic and financial authorities in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments in July. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee. Mr. Reynolds also serves as a Trustee.

Mr. Reynolds brings to Putnam Investments substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Mr. Reynolds as we continue our efforts to position Putnam Investments to exceed our shareholders’ expectations.

Respectfully yours,

About the fund
Potential for income exempt from federal income tax

Municipal bonds finance important public projects such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Managed Municipal Income Trust offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax, and often state and local taxes. The bonds are backed by either the issuing city or town or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer won’t be able to repay the bond.

The fund’s portfolio managers can select bonds from a variety of state and local governments throughout the United States. The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the portfolio managers consider factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid. The managers are backed by Putnam’s fixed-income organization, one of the largest in the investment management industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often because of their greater potential risk.

The goal of research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings — either by acquiring more of a particular bond or by selling it — for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam Managed Municipal Income Trust

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

2                                                                                                                                                                                                                                              3

Performance and portfolio snapshots

Average annual total return (%) comparison as of 10/31/08

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 8–9 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

“We believe that income tax rates are unlikely
to fall from here and may, in fact, rise with a
new Obama administration, causing municipal
bonds to become an even more attractive
asset class relative to taxable fixed income.”

Paul Drury, Portfolio Manager, Putnam Managed Municipal Income Trust

Credit qualities shown as a percentage of portfolio value as of 10/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Credit quality overview

Interview with your
fund’s Portfolio Manager

Paul Drury

Thank you, Paul, for talking with us today about what has been a tumultuous 12 months for the fixed-income markets. How has the municipal bond market performed?

This really has been an unprecedented time for the municipal bond market. We have seen the subprime mortgage meltdown that began in 2007 severely impact virtually all corners of the financial markets, including municipal bonds. Several factors related to the subprime-lending crisis contributed to historic volatility in municipal bonds. Concerns about the credit ratings of municipal bond insurers, which also insure subprime debt, added to market volatility in late 2007 and during 2008. In addition, forced selling by hedge funds and investment banks put pressure on municipal bonds as these firms needed to raise capital and cover losses. In this environment, nearly all asset classes, including municipal bonds, underperformed U.S. Treasuries, which reached record-low yields. This added up to the worst municipal bond market performance in two decades.

In this challenging environment, how did Putnam Managed Municipal Income Trust fare?

In these volatile markets, the fund performed in line with its peers; however, the fund did post a negative return for the period. For the 12 months ended October 31, 2008, the fund posted a 17.71% decline, while our Lipper peers, High Yield Municipal Debt Funds (closed-end), lost 21.19% over the same period.

With investors continuing an overall “flight to quality” in municipal bonds, the fund lagged its benchmark, the Barclays Capital Municipal Bond Index, which invests only in investment-grade municipal bonds. For the period, the benchmark had a loss of 3.30%.

The final months of the period were particularly difficult. Describe what happened with municipal bonds during that time.

In September 2008, the municipal bond market endured its worst month on record. As the credit crisis grew, the yield spreads between tax-exempt bonds and Treasury bonds diverged dramatically, as most investors avoided all asset classes with any perceived credit risk.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/08. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 10.

Three factors contributed to the weakness in the credit markets during the fall of 2008. The first was unrelenting downward price pressure on municipal bonds. This pressure was spurred by the forced selling of hedge fund positions and the rumored potential liquidation of AIG’s $50 billion to $60 billion municipal bond portfolio. Second, dealer liquidity became more constrained with the historic bankruptcy of Lehman Brothers, UBS’s exit from the institutional market, and the purchase of Merrill Lynch by Bank of America.

Finally, we saw a temporary lack of primary market supply of municipal bonds in the wake of the Lehman bankruptcy. Because new issues typically help establish prices in the marketplace, as dealers delayed pricing new issues, secondary market liquidity was negatively affected. All of these issues put downward pressure on municipal bond prices, further hurting asset class performance.

How did you position the portfolio in light of these ongoing issues?

We’ve decided to remain cautious, continuing to focus on keeping the fund’s overall credit quality relatively high compared to our Lipper peer group. One factor that continued to aid performance versus that of our peers during the period was the fund’s shorter-maturity positioning. This helped performance as the yield curve steepened and prices on shorter-term instruments held up better than longer-maturity bonds.

Were there any notable contributors to performance?

Absolutely. The fund’s performance was aided when our holding in Tobacco Settlement Revenue Management Authority was escrowed to maturity — or “pre-refunded” — in June. Pre-refunding means the bond issuer was able to secure enough in Treasury securities to ensure it would redeem the bond issues on their first call date. This action raised the bonds’ creditworthiness and allowed us to sell the holding at a premium as a result.

Were there any notable detractors?

Main Street Natural Gas Bonds detracted from performance during the period. On the whole, prepaid gas bonds help a municipal utility buy natural gas at a discounted price. One important feature of prepaid gas bonds, however, is that the bond’s rating is tied to its financial sponsor — in this case, Lehman Brothers. Because Lehman was affected by liquidity problems and concerns about subprime exposure, the performance of these bonds suffered and we sold this holding by the end of the period.

What is your outlook for the municipal bond market?

Investors have seen the Federal Reserve [the Fed] dramatically inject liquidity into the markets, and the U.S.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Treasury Department take other unprecedented steps to aid the economy and free up credit markets. It’s important to understand, however, that the effects of many of the changes will take time, and that markets are likely, in our view, to remain volatile in the near term — particularly with concerns over state budgets and the monoline insurers.

Despite the current market environment, we see two key reasons why municipal bond funds remain relatively attractive. The first is future tax rates. We believe that income-tax rates are unlikely to fall from here and may, in fact, rise in the near future, especially in view of the tax cuts scheduled to sunset in 2010. This may cause municipal bonds to become an even more attractive asset class relative to taxable fixed income.

Even at today’s tax rates, we believe municipal bonds offer a great value because of a second key factor: The overall credit quality of the municipal asset class remains strong. The fund has benefited from having a bias for higher-quality holdings in the portfolio. We believe that many areas of the municipal bond market have been oversold by panicked investors, creating unique opportunities for the fund to add highly rated bonds paying unusually high yields.

Finally, I’d like to add that in these turbulent credit markets, shareholders should understand that Putnam’s deep research capability is making a difference for them every day. As confidence in the public ratings agencies weakens, the in-depth, independent research of a large, integrated team like ours cannot be overemphasized.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

I N  T H E  N E W S

In November, the Federal Reserve Bank (the Fed) and the U.S. Treasury announced $800 billion in new lending programs to help the consumer lending and home mortgage markets. The Treasury and the Fed said they would create a $200 billion program to support the issuance of securities that are backed by car loans, student loans, credit card debt, and small-business loans. In a separate action, the Fed said it would lower mortgage rates and increase the availability of credit for the housing market by buying up to $600 billion in debt tied to home loans backed by Fannie Mae, Freddie Mac, and other government-controlled financing agencies.

Of special interest

In October 2008, the Board of Trustees approved a proposal to merge your fund into Putnam Tax-Free High Yield Fund, an open-end fund. The expected benefits of the proposed merger to shareholders of your fund include the opportunity to invest in a similarly managed open-end fund and the ability to redeem shares at their net asset value on a daily basis without the discount to net asset value at which shares of your fund have traded historically. It is currently expected that the merger would occur in 2009, following approval from shareholders of your fund, though there is no guarantee that the merger will occur. Proxy materials relating to the proposed merger are expected to be mailed to shareholders early in 2009.

In connection with their approval of the proposed merger into Putnam Tax-Free High Yield Fund, the Trustees have also authorized your fund to begin redeeming all of its outstanding preferred shares through a series of partial redemptions. The first such partial redemptions by your fund occurred following the close of the fiscal period, and the remaining redemptions are expected to occur in the coming months. In accordance with legal requirements applicable to open-end funds, your fund will be required to redeem all of its preferred shares prior to completing the proposed merger into Putnam Tax-Free High Yield Fund.

We are pleased to report that effective May 2008, your fund’s dividend increased by 3.81%, from $0.0341 to $0.0354 per share. The dividend was increased to reflect the current earnings distribution of the portfolio holdings.

Your fund’s performance

This section shows your fund’s performance for periods ended October 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 10/31/08

				Lipper High Yield
				Municipal Debt Funds
			Barclays Capital	(closed-end)
	NAV	Market price	Municipal Bond Index	category average*

Annual average
Life of fund (since 2/24/89)	5.32%	4.46%	6.18%	4.46%

10 years	23.72	–2.81	49.96	27.16
Annual average	2.15	–0.28	4.14	2.36

5 years	5.12	4.56	14.41	4.76
Annual average	1.00	0.90	2.73	0.88

3 years	–10.08	–5.65	5.23	–11.83
Annual average	–3.48	–1.92	1.71	–4.18

1 year	–17.71	–15.69	–3.30	–21.19

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/08, there were 14, 14, 13, 11, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 10/31/08

Distributions*

Number		12

Income [1]		$0.417

Capital gains [2]		—

Total		$0.417

Distributions — preferred shares*	Series A (495 shares)	Series B (495 shares)	Series C (1,980 shares)

Income [1]	$3,619	$3,579	$1,500

Capital gains [2]	—	—	—

Total	$3,619	$3,579	$1,500

Share value	NAV	Market price

10/31/07	$8.04	$7.18

10/31/08	6.23	5.70

Current yield (end of period)	NAV	Market price

Current dividend rate [3]	6.82%	7.45%

Taxable equivalent [4]	10.49	11.46

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Putnam High Yield Municipal Trust merged into the fund on February 19, 2008.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2008. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/08

	NAV	Market price

Annual average
Life of fund (since 2/24/89)	5.89%	5.19%

10 years	36.62	13.36
Annual average	3.17	1.26

5 years	15.96	15.91
Annual average	3.01	3.00

3 years	–0.94	3.08
Annual average	–0.31	1.02

1 year	–8.58	–4.58

Your fund’s management

Your fund’s Portfolio Managers are Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan.

Trustee and Putnam employee fund ownership

As of October 31, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$43,000	$33,000,000

Putnam employees	$5,000	$396,000,000

Other Putnam funds managed by the Portfolio Managers

Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Managers of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam Tax Exempt Income Fund, Putnam AMT-Free Municipal Fund, Putnam Municipal Opportunities Trust, Putnam Tax-Free High Yield Fund, and Putnam Managed Municipal Income Trust.

Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2008, and October 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflectperformance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 25th percentile in management fees and in the 25th percentile in total expenses as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds (closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	50th

Three-year period	87th

Five-year period	76th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 15, 15, and 12 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended December 31, 2007. In this regard, the Trustees considered Putnam Management’s belief that one factor in the fund’s relative underperformance during these periods was its selection of higher-quality bonds during these periods, when lower-quality bonds had strong relative performance. The Trustees also considered that Putnam Management continues to believe that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and the fund’s performance for the one-year period has rebounded.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Put-nam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper High Yield Municipal Debt Funds (closed-end) category for the one-year, five-year and ten-year periods ended September 30, 2008 were 34%, 77%, and 75%, respectively. Over the one-year, five-year and ten-year periods ended September 30, 2008, your fund ranked 5th out of 14, 10th out of 12, and 9th out of 11 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of your fund’s investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share repurchase program

In September 2008, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2008, up to 10% of the fund’s common shares outstanding as of October 7, 2008. The repurchase program has been temporarily suspended for your fund pending the proposed merger of your fund into Putnam Tax-Free High Yield Fund.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Managed Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Managed Municipal Income Trust (“the fund”), including the fund’s portfolio, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed Municipal Income Trust, as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 15, 2008

The fund’s portfolio 10/31/08

Key to abbreviations
AGO Assured Guaranty, Ltd.	FRN Floating Rate Notes
AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance
COP Certificate of Participation	GNMA Coll. Government National Mortgage Association Collateralized
FGIC Financial Guaranty Insurance Company	G.O. Bonds General Obligation Bonds
FHA Insd. Federal Housing Administration Insured	MBIA MBIA Insurance Company
FNMA Coll. Federal National Mortgage Association Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FRB Floating Rate Bonds	VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (151.9%)*	Rating**	Principal amount	Value

Alabama (0.8%)
Butler, Indl. Dev. Board Solid Waste Disp. Rev. Bonds (GA. Pacific Corp.), 5 3/4s, 9/1/28	B	$1,500,000	$1,000,740

Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	1,500,000	1,321,545

Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa Valley Med. Ctr.), Ser. A
6s, 8/1/35	B/P	250,000	177,785
6s, 8/1/25	B/P	650,000	504,257

			3,004,327
Arizona (3.8%)
Apache Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds (Tucson Elec. Pwr. Co.)
Ser. B, 5 7/8s, 3/1/33	Baa3	1,000,000	716,840
Ser. A, 5.85s, 3/1/28	Baa3	250,000	185,733

AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (John C. Lincoln Hlth. Network),
6 3/8s, 12/1/37 (Prerefunded)	BBB	1,500,000	1,668,075

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	B+/P	1,800,000	1,567,980
7 1/4s, 12/1/19	B+/P	1,000,000	914,030

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BB+/P	470,000	435,394

Coconino Cnty., Poll. Control Rev. Bonds (Tuscon/Navajo Elec. Pwr.), Ser. A, 7 1/8s, 10/1/32	Baa3	3,750,000	3,008,288

Glendale, Indl. Dev. Auth. Rev. Bonds (John C. Lincoln Hlth.), Ser. B, 5 1/4s, 12/1/19	BBB	500,000	419,680

Maricopa Cnty., Poll. Control Rev. Bonds (Public Service Co. of New Mexico), Ser. A, 6.3s, 12/1/26	Baa3	535,000	425,587

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr.), Ser. A, 6 3/8s, 9/1/29	Baa3	500,000	391,770
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,140,000	858,021

Salt Verde, Fin. Corp. Gas Rev. Bonds
5 1/2s, 12/1/29	Aa3	2,000,000	1,409,500
5s, 12/1/37	Aa3	330,000	202,366

Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds (Scottsdale Hlth. Care), Class A, 5 1/4s, 9/1/30	A3	1,000,000	789,060

Tempe, Indl. Dev. Auth. Sr. Living Rev. Bonds (Friendship Village), Ser. A, 5 3/8s, 12/1/13	BB–/P	500,000	470,405

			13,462,729
Arkansas (2.4%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds (Washington Regl. Med. Ctr.), 7 3/8s, 2/1/29 (Prerefunded)	Baa1	4,600,000	4,881,520

Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds (Ouachita Baptist U.), 6s, 3/1/33	BB/P	840,000	680,837

Independence Cnty., Poll. Control Rev. Bonds (Entergy AR, Inc.), 5s, 1/1/21	A–	1,400,000	1,230,796

Little Rock G.O. Bonds (Cap. Impt.), FSA, 3.95s, 4/1/19	Aaa	325,000	328,299

Springdale, Sales & Use Tax Rev. Bonds, FSA
4.05s, 7/1/26	Aaa	1,000,000	935,620
4s, 7/1/27	Aaa	710,000	645,390

			8,702,462
California (9.5%)
ABAG Fin. Auth. COP (American Baptist Homes), Ser. A, 6.2s, 10/1/27	BBB–	345,000	290,559

CA Hlth. Fac. Fin. Auth. Rev. Bonds
AMBAC, 5.293s, 7/1/17	AA	3,400,000	3,382,898
(CA-NV Methodist), 5s, 7/1/26	A+	740,000	632,663

CA Poll. Control Fin. Auth. Rev. Bonds (Pacific Gas & Electric Corp.), Class D, FGIC, 4 3/4s, 12/1/23	A	2,500,000	1,890,700

CA Poll. Control Fin. Auth. VRDN (Pacific Gas & Electric Corp.), Ser. E, 0.85s, 11/1/26	VMIG1	3,000,000	3,000,000

CA Poll. Control Fin. Auth. Solid Waste Disp. FRB (Waste Management, Inc.), Ser. C, 2.08s, 11/1/23	BBB	2,150,000	1,508,376

CA Poll. Control Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Management, Inc.),
Ser. A-2, 5.4s, 4/1/25	BBB	1,760,000	1,256,904

CA Statewide Cmnty. Dev. Auth. COP (The Internext Group), 5 3/8s, 4/1/30	BBB	3,950,000	2,997,023

MUNICIPAL BONDS AND NOTES (151.9%)* cont.	Rating**	Principal amount	Value

California cont.
CA Statewide Cmntys., Dev. Auth. Rev. Bonds (Thomas Jefferson School of Law),
Ser. A, 7 1/4s, 10/1/38	BB+	$560,000	$454,037

Cathedral City, Impt. Board Act of 1915 Special Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BB+/P	1,040,000	717,683
5s, 9/2/30	BB+/P	250,000	178,140

Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 06-1 Eastlake Woods Area), 6.1s, 9/1/21	BBB/P	1,000,000	887,700
(No. 07-1 Otay Ranch Village Eleven), 5.8s, 9/1/28	BB/P	290,000	236,176

Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas), Ser. B, 5s, 12/1/27	A1	1,490,000	1,095,344

Corona, COP (Vista Hosp. Syst.), zero %, 7/1/29 (In default) † F	D/P	10,775,000	118,525

Folsom, Special Tax Rev. Bonds (Cmnty. Facs. Dist. No. 10), 5 7/8s, 9/1/28 (Prerefunded)	AAA/P	1,100,000	1,160,412

Foothill/Eastern Corridor Agcy. Rev. Bonds (CA Toll Roads), 5 3/4s, 1/15/40	Baa3	2,000,000	1,602,060

Golden State Tobacco Securitization Corp. Rev. Bonds, Ser. A-1, 5s, 6/1/33	BBB	750,000	475,710

Irvine, Impt. Board Act of 1915 Special Assmt. Bonds (No. 00-18 Group 3), 5.55s, 9/2/26	BBB/P	500,000	417,835

Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds (Ladera Ranch No. 02-1), Ser. A, 5.55s, 8/15/33	BBB/P	900,000	668,322

Poway, Unified School Dist. Cmnty. Facs. Special Tax Bonds (Dist. No. 14- Area A), 5 1/8s, 9/1/26	BB–/P	850,000	635,588

Roseville, Natural Gas Fin. Auth. Rev. Bonds, 5s, 2/15/12	A2	400,000	382,816

Sacramento, Special Tax (North Natomas Cmnty. Fac.), Ser. 4-C, 6s, 9/1/33	BBB/P	1,245,000	1,000,831

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax Rev. Bonds (Impt. Area No. 1), Ser. B, 6 3/8s, 9/1/30	BBB/P	3,075,000	2,607,262

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac. Dist. No. 1), 7 3/4s, 8/1/32	BB–/P	835,000	791,079

Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev. Bonds (Marketplace 94-1), zero %, 9/1/14	B/P	2,805,000	1,796,602

Vernon, Natural Gas Fin. Auth. Mandatory Put Bonds, Ser. A-4, MBIA, 5s, 8/3/09	AA	3,780,000	3,763,292

			33,948,537
Colorado (3.2%)
CO Edl. & Cultural Fac. Auth. VRDN (National Jewish Federation Bond), Ser. C-2, 1.3s, 3/1/36	VMIG1	600,000	600,000

CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	425,000	321,037
(Valley View Hosp. Assn.), 5 1/2s, 5/15/28	BBB	3,495,000	2,772,164
(Evangelical Lutheran), 5 1/4s, 6/1/23	A3	1,000,000	843,820

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.), Ser. B
zero %, 9/1/35 (Prerefunded)	Aaa	15,500,000	2,228,590
zero %, 9/1/34 (Prerefunded)	Aaa	16,500,000	2,559,645

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.), Ser. C1, MBIA, 5 1/2s, 9/1/24	AA	1,000,000	941,190

Denver, City & Cnty. Arpt. Rev. Bonds, Ser. D, AMBAC, 7 3/4s, 11/15/13	AA	930,000	996,142

Denver, City & Cnty. Special Fac. Arpt. Rev. Bonds (United Airlines), Ser. A, 5 1/4s, 10/1/32	B–	325,000	146,634

			11,409,222
Connecticut (0.9%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth. Care Rev. Bonds (Elim Street Park Baptist, Inc.),
5.85s, 12/1/33	BBB+	750,000	594,780

CT State Hlth. & Edl. Fac. Auth. VRDN (Yale U.), Ser. V-1, 0.7s, 7/1/36	VMIG1	2,800,000	2,800,000

			3,394,780
Delaware (0.4%)
DE State Rev. Bonds (Beebe Med. Ctr.), Ser. A, 5s, 6/1/30	Baa1	1,000,000	725,450

DE State Hlth. Facs. Auth. Rev. Bonds (Beebe Med. Ctr.), Ser. A, 5s, 6/1/16	Baa1	500,000	451,235

New Castle Cnty., Rev. Bonds (Newark Charter School, Inc.), 5s, 9/1/36	BBB–	100,000	65,919

Sussex Cnty., Rev. Bonds (First Mtge. — Cadbury Lewes), Ser. A, 5.9s, 1/1/26	B/P	500,000	380,715

			1,623,319
District of Columbia (0.1%)
DC Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, zero %, 6/15/46	BBB/F	17,500,000	462,000

			462,000
Florida (8.4%)
Double Branch Cmnty. Dev. Dist. Rev. Bonds, Ser. A, 6.7s, 5/1/34	BB/P	960,000	812,112

Escambia Cnty., Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A, 5s, 8/1/26	BBB	2,000,000	1,257,280

Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds
Ser. A, 6 1/8s, 5/1/34	BB/P	465,000	375,274
Ser. B, 5 1/8s, 11/1/09	BB/P	80,000	77,817

FL Hsg. Fin. Corp. Rev. Bonds, Ser. G, 5 3/4s, 1/1/37	Aa1	1,410,000	1,362,695

Fleming Island, Plantation Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. B, 7 3/8s, 5/1/31 (Prerefunded)	AAA	1,100,000	1,193,071

MUNICIPAL BONDS AND NOTES (151.9%)* cont.	Rating**	Principal amount	Value

Florida cont.
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A
5 1/4s, 6/1/21	BBB+	$3,725,000	$3,042,208
5 1/4s, 6/1/19	BBB+	655,000	552,925

Heritage Harbour South Cmnty., Dev. Distr. Rev. Bonds, Ser. A, 6 1/2s, 5/1/34	BB+/P	470,000	393,362

Heritage Harbour Marketplace Cmnty., Dev. Dist. Special Assmt., 5.6s, 5/1/36	BB–/P	390,000	262,930

Heritage Isle at Viera, Cmnty. Dev. Dist. Special Assmt., Ser. B, 5s, 11/1/09	BB/P	145,000	140,860

Hillsborough Cnty., Indl. Dev. Auth. Poll. Control Mandatory Put Bonds
(Tampa Elec. Co.), Ser. B, 5.15s, 9/1/13	Baa2	400,000	379,588
AMBAC, 5s, 3/15/12	AA	525,000	524,806

Jacksonville, Econ. Dev. Comm. Hlth. Care Fac. Rev. Bonds (Proton Therapy Inst.), Class A, 6s, 9/1/17	B/P	450,000	404,802

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev. Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	Ba1	900,000	534,375

Jacksonville, Hlth. Fac. Auth. Rev. Bonds (Brooks Hlth. Syst.), 5s, 11/1/27	A	2,500,000	1,950,225

Lakeland, Retirement Cmnty. Rev. Bonds (1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	340,000	273,003

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25	BB–/P	1,100,000	936,683
(Shell Pt./Alliance Oblig. Group), 5 1/8s, 11/15/36	BBB–	575,000	376,211
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BBB–	1,500,000	1,131,900

Main St. Cmnty., Dev. Dist. Special Assmt. Bonds, Ser. A, 6.8s, 5/1/38	BB–/P	250,000	204,975

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds (Mount Sinai Med. Ctr.), Ser. A
6.8s, 11/15/31	Ba1	500,000	391,070
6.7s, 11/15/19	Ba1	1,335,000	1,168,592

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds (Orlando Regl. Hlth. Care), U.S. Govt. Coll.,
5 3/4s, 12/1/32 (Prerefunded)	AAA	500,000	545,910

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt. Bonds, 5.7s, 5/1/37	BB–/P	990,000	673,477

Reunion West, Cmnty. Dev. Dist. Special Assmt. Bonds, 6 1/4s, 5/1/36	BB–/P	2,195,000	1,553,797

Six Mile Creek, Cmnty. Dev. Dist. Rev. Bonds, 5.65s, 5/1/22	BB–/P	1,240,000	875,266

South Miami, Hlth. Fac. Auth. Rev. Bonds (Baptist Hlth.), 5 1/4s, 11/15/33 (Prerefunded)	Aaa	1,500,000	1,612,290

South Village, Cmnty. Dev. Dist. Rev. Bonds, Ser. A, 5.7s, 5/1/35	BB–/P	970,000	698,196

Split Pine, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A, 5 1/4s, 5/1/39	BB–/P	1,850,000	1,191,548

Tampa Bay, Cmnty. Dev. Dist. Special Assmt. Bonds (New Port), Ser. A, 5 7/8s, 5/1/38	BB–/P	665,000	389,058

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds
6.55s, 5/1/27	BB–/P	700,000	589,848
5.4s, 5/1/37	BB–/P	445,000	311,367

Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	BBB–/P	470,000	393,691

Verano Ctr. Cmnty. Dev. Dist. Special Assmt. Bonds (Cmnty. Infrastructure)
Ser. A, 5 3/8s, 5/1/37	BB–/P	1,035,000	660,102
Ser. B, 5s, 11/1/13	BB–/P	625,000	530,506

Wentworth Estates, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A, 5 5/8s, 5/1/37	BB–/P	985,000	666,855

World Commerce Cmnty. Dev. Dist. Special Assmt., Ser. A-1
6 1/2s, 5/1/36	BB–/P	1,250,000	944,688
6 1/4s, 5/1/22	BB–/P	695,000	558,029

			29,941,392
Georgia (4.0%)
Burke Cnty., Poll. Control Dev. Auth. Mandatory Put Bonds (Oglethorpe Pwr. Corp.),
Ser. C-2, AMBAC, 4 5/8s, 4/1/10	AA	4,500,000	4,587,930

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist Hlth. Care Syst.), U.S. Govt. Coll.,
6 1/4s, 10/1/18 (Prerefunded)	AAA	2,000,000	2,208,900

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB–/P	600,000	452,208
(First Mtge. — Lenbrook), Ser. A, 5s, 7/1/17	B/P	1,370,000	1,112,933

GA Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA, 6.367s, 8/1/10	AA	3,800,000	3,805,168

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life U., Inc.), Ser. PJ, 6 1/4s, 6/15/20	Ba3	1,395,000	1,212,436

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor Green Island), 5 1/4s, 7/1/27	B+/P	575,000	407,865

Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy Paper), Ser. A, 6 1/8s, 1/1/34	B+/P	600,000	416,748

			14,204,188
Hawaii (0.3%)
HI Dept. of Trans. Special Fac. Rev. Bonds (Continental Airlines, Inc.), 7s, 6/1/20	B	1,490,000	1,219,058

			1,219,058

MUNICIPAL BONDS AND NOTES (151.9%)* cont.	Rating**	Principal amount	Value

Idaho (0.8%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam. Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	$950,000	$846,583

Madison Cnty., Hosp. COP
5 1/4s, 9/1/20	BBB–	1,480,000	1,201,686
5 1/8s, 9/1/14	BBB–	500,000	454,630
5 1/8s, 9/1/13	BBB–	250,000	232,033

			2,734,932
Illinois (2.0%)
Chicago, G.O. Bonds, Ser. A, AMBAC, 5 5/8s, 1/1/39	AA	105,000	101,952

Du Page Cnty., Special Svc. Area No. 31 Special Tax Bonds (Monarch Landing)
5 5/8s, 3/1/36	BB–/P	350,000	246,820
5.4s, 3/1/16	BB–/P	260,000	241,693

IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth. Syst./Sunbelt Obligation),
5.65s, 11/15/24 (Prerefunded)	A1	750,000	788,213

IL Fin. Auth. Rev. Bonds
(Monarch Landing, Inc.), Ser. A, 7s, 12/1/27	B/P	1,150,000	952,856
(Landing At Plymouth Place), Ser. A, 6s, 5/15/25	B+/P	200,000	152,398
(Silver Cross Hosp. & Med.), 6s, 8/15/23	A	2,345,000	2,140,891
(Three Crowns Pk. Plaza), Ser. A, 5 7/8s, 2/15/26	B+/P	1,000,000	758,420
(Landing At Plymouth Place), Ser. A, 5.35s, 5/15/15	B+/P	600,000	518,964

IL Fin. Auth. Solid Waste Disposal (Waste Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	500,000	311,180

IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s, 7/1/20	CCC/P	168,115	137,634
(St. Benedict), Ser. 03A-1, 6.9s, 11/15/33	B/P	500,000	332,705
(Elmhurst Memorial Hlth. Care), 5 5/8s, 1/1/28	Baa1	500,000	412,145

			7,095,871
Indiana (2.6%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.), 5s, 10/1/28	BBB–/F	555,000	378,016

IN Bk. Special Program Gas Rev. Bonds, Ser. A, 5 1/4s, 10/15/21	Aa2	650,000	546,488

IN Hlth. Fac. Fin. Auth. VRDN (Fayette Memorial Hosp. Assn.), Ser. A, 1.48s, 10/1/32	A–1+	190,000	190,000

IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds (USX Corp.), 5.6s, 12/1/32	Baa1	2,500,000	1,996,950

Indianapolis, Arpt. Auth. Rev. Bonds (Federal Express Corp.), 5.1s, 1/15/17	Baa2	3,500,000	2,922,360

Jasper Cnty., Indl. Poll. Control Rev. Bonds
Ser. A, MBIA, 5.6s, 11/1/16	AA	500,000	485,910
AMBAC, 5.7s, 7/1/17	AA	1,125,000	1,108,328
MBIA, 5.6s, 11/1/16	AA	700,000	680,274

Jasper Hosp. Auth. Rev. Bonds (Memorial Hosp.), 5 1/2s, 11/1/32	A–	500,000	467,815

St. Joseph Cnty., Econ. Dev. Rev. Bonds (Holy Cross Village Notre Dame), Ser. A, 5 3/4s, 5/15/15	B/P	455,000	405,833

			9,181,974
Iowa (3.8%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded)	AAA	4,480,000	5,198,099
Ser. A, 5 1/4s, 7/1/17	BBB–	1,040,000	879,289
Ser. A, 5s, 7/1/19	BBB–	2,750,000	2,177,285

IA Fin. Auth. Hlth. Fac. Rev. Bonds (Dev. Care Initiatives), Ser. A, 5 1/2s, 7/1/25	BBB–	950,000	720,528

IA Fin. Auth. Retirement Cmnty. Rev. Bonds (Friendship Haven), Ser. A
6 1/8s, 11/15/32	BB/P	750,000	555,488
6s, 11/15/24	BB/P	200,000	156,370

IA State Higher Ed. Loan Auth. Rev. Bonds, 5s, 10/1/22	BBB–/F	800,000	668,576

Tobacco Settlement Auth. of IA Rev. Bonds
Ser. B, 5.6s, 6/1/34	BBB	3,250,000	2,277,048
Ser. C, 5 3/8s, 6/1/38	BBB	1,250,000	799,638

			13,432,321
Kansas (1.2%)
Burlington, Env. Impt. Mandatory Put Bonds (Pwr. & Lt.), Ser. A2, FGIC, 5s, 4/01/10	A	4,250,000	4,215,235

			4,215,235

MUNICIPAL BONDS AND NOTES (151.9%)* cont.	Rating**	Principal amount	Value

Kentucky (0.7%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (First Mtg.), Ser. IA, 6 1/2s, 1/1/29	B+/P	$305,000	$318,310

KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds (Norton Hlth. Care), Ser. A
6 1/2s, 10/1/20	A-/F	1,040,000	1,029,746
6 1/2s, 10/1/20 (Prerefunded)	Baa1	675,000	730,303

Louisville/Jefferson Cnty., Metro. Govt. College Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/28	Baa2	500,000	428,810

			2,507,169
Louisiana (3.7%)
De Soto Parish, Env. Impt. Rev. Bonds (Intl. Paper Co. Projects), Ser. A, 5s, 11/1/18	BBB	1,285,000	924,660

De Soto Parish, Poll. Control Rev. Bonds (Intl. Paper Co. Projects), Ser. A, 5s, 10/1/12	BBB	250,000	226,793

LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds
(Hlth. Care — St. James Place), Ser. A, 7s, 11/1/26 (Prerefunded)	AAA/P	1,720,000	1,843,737
(St. James Place), Ser. A, 7s, 11/1/20 (Prerefunded)	AAA/P	1,000,000	1,071,940

Rapides, Fin. Auth. Mandatory Put Bonds (Cleco Pwr.), 5 1/4s, 3/1/13	Baa1	4,250,000	4,015,825

Tangipahoa Parish Hosp. Svcs. Rev. Bonds (North Oaks Med. Ctr.), Ser. A, 5s, 2/1/25	BBB+	500,000	377,920

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 01-B, 5 7/8s, 5/15/39	BBB	2,700,000	1,956,609

W. Feliciana Parish, Poll. Control Rev. Bonds (Gulf States Util. Co.), Ser. C, 7s, 11/1/15	BBB–	2,750,000	2,644,538

			13,062,022
Maine (1.1%)
ME State Hsg. Auth. Rev. Bonds, Ser. D-2-AMT, 5s, 11/15/27	Aa1	1,520,000	1,450,430

Rumford, Solid Waste Disp. Rev. Bonds (Boise Cascade Corp.), 6 7/8s, 10/1/26	Ba3	3,000,000	2,386,350

			3,836,780
Maryland (2.5%)
Baltimore Cnty., Rev. Bonds (Oak Crest Village, Inc.), Ser. A, 5s, 1/1/27	BBB+	2,000,000	1,453,100

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(WA Cnty. Hosp.), 6s, 1/1/43	BBB–	710,000	512,648
(WA Cnty. Hosp.), 5 3/4s, 1/1/38	BBB–	450,000	318,663
(Medstar Hlth.), 5 3/4s, 8/15/15	A3	1,500,000	1,501,305
(King Farm Presbyterian Cmnty.), Ser. A, 5 1/4s, 1/1/27	B/P	710,000	468,763
(King Farm Presbyterian Cmnty.), Ser. B, 4 3/4s, 1/1/13	B/P	1,700,000	1,499,383

MD State Indl. Dev. Fin. Auth. Rev. Bonds (Synagro-Baltimore), Ser. A, 5 3/8s, 12/1/14	BBB+/F	1,000,000	945,200

MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev. Bonds (Our Lady of Good Counsel School),
Ser. A, 6s, 5/1/35	BB–/P	400,000	292,384

Westminster, Econ. Dev. Rev. Bonds (Carroll Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	600,000	462,828
5 7/8s, 5/1/21	BB/P	2,000,000	1,662,640

			9,116,914
Massachusetts (8.0%)
Boston, Indl. Dev. Fin. Auth. Rev. Bonds (Springhouse, Inc.), 6s, 7/1/28	BB–/P	1,600,000	1,258,976

MA State Dev. Fin. Agcy. Rev. Bonds
(Lasell Village), Ser. A, 6 3/8s, 12/1/25 (Prerefunded)	AAA/P	555,000	567,732
(Linden Ponds, Inc. Fac.), Ser. A, 5 3/4s, 11/15/42	BB/P	500,000	316,745
(Linden Ponds, Inc.), Ser. A, 5 3/4s, 11/15/35	BB/P	755,000	495,159
(Boston Biomedical Research), 5 3/4s, 2/1/29	Baa3	1,000,000	795,470
(Linden Ponds, Inc.), Ser. A, 5 1/2s, 11/15/22	BB/P	390,000	287,941
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,700,000	1,347,488
(First Mtge. — Orchard Cove), 5s, 10/1/19	BB–	550,000	411,956

MA State Dev. Fin. Agcy. Higher Ed. Rev. Bonds (Emerson College), Ser. A, 5s, 1/1/18	A–	420,000	397,320

MA State Dev. Fin. Agcy. Hlth. Care Fac. Rev. Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	1,050,000	783,647

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15 (Prerefunded)	AAA/P	2,475,000	2,909,437
(Norwood Hosp.), Ser. C, 7s, 7/1/14 (Prerefunded)	Ba2	1,185,000	1,349,454
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	2,550,000	2,068,535
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	2,225,000	1,944,361
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	3,450,000	3,197,253
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28	BB–/P	1,700,000	1,346,162
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A	1,065,000	967,467
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A1	1,000,000	910,330
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	250,000	173,785
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	2,200,000	1,724,426

MUNICIPAL BONDS AND NOTES (151.9%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Hlth. & Edl. Fac. Auth. VRDN (Harvard U.), Ser. R, 0.7s, 11/1/49	VMIG1	$2,500,000	$2,500,000

MA State Indl. Fin. Agcy. Rev. Bonds
(1st Mtge. Stone Institution & Newton), 7.9s, 1/1/24	BB–/P	750,000	685,793
(1st Mtge. Berkshire Retirement), Ser. A, 6 5/8s, 7/1/16	BBB–	2,150,000	2,084,060

			28,523,497
Michigan (2.7%)
Detroit, G.O. Bonds (Cap. Impt.), Ser. A-1, 5s, 4/1/15	BBB–	950,000	923,514

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.), 6s, 7/1/20	Ba1	275,000	237,518

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba1	450,000	396,077

Kentwood, Economic Dev. Rev. Bonds (Holland Home), Ser. A, 5s, 11/15/22	BBB–/F	500,000	383,985

MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 6s, 4/1/22	A2	1,500,000	1,441,530
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	1,000,000	845,090
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25	BBB	755,000	563,321

MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 3.9s, 6/1/30	AA+	2,300,000	2,281,692

MI State Strategic Fund, Ltd. Rev. Bonds (Worthington Armstrong Venture), U.S. Govt. Coll.,
5 3/4s, 10/1/22 (Prerefunded)	AAA/P	1,350,000	1,366,700

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy Memorial Hosp.), 5 1/2s, 6/1/20	Baa3	1,480,000	1,223,516

			9,662,943
Minnesota (1.8%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds (Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	3,000,000	2,536,500

Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds (BSM Properties, Inc.), Ser. A, 5 7/8s, 12/1/28	B+/P	115,000	86,067

Inver Grove Heights, Nursing Home Rev. Bonds (Presbyterian Homes Care), 5 3/8s, 10/1/26	B/P	700,000	525,021

MN State Hsg. Fin. Agcy. Rev. Bonds (Residential Hsg.), Ser. H, 4.15s, 1/1/12	Aa1	750,000	717,120

North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian Homes), 6 1/8s, 10/1/39	BB/P	315,000	238,556

Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds (Good Shepherd Lutheran Home), 6s, 1/1/34	B+/P	400,000	284,492

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds (Healtheast)
6s, 11/15/35	Baa3	1,350,000	1,102,289
Ser. B, 5.85s, 11/1/17	Baa3	250,000	230,898

St. Paul, Port Auth. Lease Rev. Bonds (Regions Hosp. Pkg. Ramp), Ser. 1, 5s, 8/1/36	BBB–/P	850,000	589,229

			6,310,172
Mississippi (1.6%)
Lowndes Cnty., Solid Waste Disp. & Poll. Control Rev. Bonds (Weyerhaeuser Co.), Ser. B, 6.7s, 4/1/22	Baa2	2,500,000	2,129,125

MS Bus. Fin. Corp. Poll. Control Rev. Bonds (Syst. Energy Resources, Inc.), 5.9s, 5/1/22	BBB	1,630,000	1,312,623

MS Home Corp. Rev. Bonds (Single Fam. Mtge.), Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	1,045,000	1,024,246

Warren Cnty., Gulf Opportunity Zone (Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	1,600,000	1,267,040

			5,733,034
Missouri (7.4%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A
5 1/2s, 6/1/32	A+	1,750,000	1,446,235
5 1/2s, 6/1/16	A+	1,000,000	999,950

Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds (First Mtge. Bishop Spencer), Ser. A, 6 1/2s, 1/1/35	BB–/P	2,000,000	1,533,580

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds Ser. 2003A (St. Luke’s Health), 5 1/2s, 11/15/28 T	AAA	10,000,000	9,915,900

MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The)), Ser. C, 0.95s, 9/1/30	VMIG1	1,100,000	1,100,000
(Washington U. (The)), Ser. B, 0.9s, 9/1/30	VMIG1	3,600,000	3,600,000
(Sisters of Mercy Hlth.), Ser. A, 0.9s, 6/1/16	VMIG1	2,600,000	2,600,000
(Sisters of Mercy Hlth.), Ser. B, 0.9s, 6/1/16	VMIG1	2,300,000	2,300,000

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. A-1, GNMA Coll, FNMA Coll, 7 1/2s, 3/1/31	AAA	300,000	299,922
(Single Fam. Homeowner Loan), Ser. B-1, GNMA Coll., FNMA Coll., 7.45s, 9/1/31	AAA	280,000	276,486
(Single Fam. Home Ownership Loan), Ser. A-1, GNMA Coll., FNMA Coll., 6 3/4s, 3/1/34	AAA	400,000	399,268
(Single Fam. Mtge.), Ser. D-2, GNMA Coll., FNMA Coll., 6 1/2s, 9/1/29	AAA	1,055,000	1,042,657
(Single Fam. Homeowner Loan), Ser. A-2, GNMA Coll., 6.3s, 3/1/30	AAA	260,000	253,302
(Single Fam. Home Ownership Loan), Ser. B, GNMA Coll., FNMA Coll., 4.4s, 9/1/14	AAA	360,000	331,546
(Single Fam. Home Ownership Loan), Ser. B, GNMA Coll., FNMA Coll., 4.3s, 9/1/13	AAA	350,000	329,172

			26,428,018

MUNICIPAL BONDS AND NOTES (151.9%)* cont.	Rating**	Principal amount	Value

Montana (1.3%)
Forsyth, Poll. Control VRDN (Pacific Corp.), 1.15s, 1/1/18	P-1	$3,900,000	$3,900,000

MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St. Johns Lutheran), Ser. A, 6s, 5/15/25	B+/P	500,000	408,775

MT State Board Inv. Exempt Fac. Rev. Bonds (Still Water Mining Project), 8s, 7/1/20	BB–	250,000	236,423

			4,545,198
Nebraska (0.7%)
Central Plains, Energy Project Rev. Bonds (NE Gas No. 1), Ser. A, 5 1/4s, 12/1/18	Aa3	3,000,000	2,358,570

Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12 (In default) †	D/P	61,716	12,343
(Brookhaven), zero %, 9/1/12 (In default) †	D/P	791,466	11,872

			2,382,785
Nevada (3.2%)
Clark Cnty., G.O. Bonds (Pk. & Regl. Justice Ctr.), FGIC, 5 5/8s, 11/1/19 (Prerefunded)	Aa1	2,000,000	2,079,660

Clark Cnty., Impt. Dist. Special Assmt. (Summerlin No. 151)
5s, 8/1/20	BB/P	425,000	329,307
5s, 8/1/16	BB/P	1,010,000	853,086

Clark Cnty., Impt. Dist. Special Assmt. Bonds (Summerlin No. 142), 6 3/8s, 8/1/23	BB/P	975,000	824,967

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas Corp.), Ser. C, AMBAC, 5.95s, 12/1/38	AAA	5,000,000	3,884,150

Clark Cnty., Local Impt. Dist. Special Assmt. Bonds (No. 142), 6.1s, 8/1/18	BB/P	250,000	222,278

Henderson, Local Impt. Dist. Special Assmt. (No. T-17), 5s, 9/1/18	BB/P	375,000	300,731

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-16), 5 1/8s, 3/1/25	BB/P	680,000	396,875
(No. T-18), 5s, 9/1/16	BB–/P	1,925,000	1,232,000

Las Vegas, Local Impt. Board Special Assmt. (Dist. No. 607), 5.9s, 6/1/18	BB/P	1,175,000	966,097

Las Vegas, Special Impt. Dist. Rev. Bonds (No. 809 — Summerlin Area), 5.65s, 6/1/23	BB/P	245,000	198,497

			11,287,648
New Hampshire (1.3%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Huntington at Nashua), Ser. A, 6 7/8s, 5/1/33	BB–/P	600,000	525,090
(Kendal at Hanover), Ser. A, 5s, 10/1/18	BBB+	1,875,000	1,562,831

NH State Bus. Fin. Auth. Rev. Bonds (Alice Peck Day Hlth. Syst.), Ser. A, 7s, 10/1/29 (Prerefunded)	BBB–/P	2,565,000	2,727,416

NH State Bus. Fin. Auth. Swr. & Solid Waste Rev. Bonds (Crown Paper Co.), 7 7/8s, 7/1/26 (In default) †	D/P	1,394,189	139

			4,815,476
New Jersey (5.3%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev. Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	1,000,000	689,130

NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt. Coll., 7 1/4s, 11/15/31 (Prerefunded)	AAA/F	1,250,000	1,417,975
(Newark Arpt. Marriot Hotel), 7s, 10/1/14	Ba1	3,400,000	3,401,530
(First Mtge. Presbyterian Home), Ser. A, 6 3/8s, 11/1/31	BB/P	500,000	387,665
(United Methodist Homes), Ser. A-1, 6 1/4s, 7/1/33	BB+	1,000,000	751,940
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	430,000	302,673
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,000,000	788,160
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	4,000,000	3,216,400

NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds (Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	860,000	562,397

NJ Econ. Dev. Auth. Solid Waste Mandatory Put Bonds (Disp. Waste Mgt.), 5.3s, 6/1/14	BBB	1,750,000	1,537,883

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	2,250,000	1,699,335
(St. Peters U. Hosp.), 5 3/4s, 7/1/37	Baa2	750,000	582,473
(United Methodist Homes), Ser. A, 5 3/4s, 7/1/29	BB+	2,250,000	1,621,508
(Atlantic City Med.), 5 3/4s, 7/1/25	A+	695,000	659,284

NJ State Edl. Fac. Auth. VRDN (Princeton U.), Ser. B, 0.4s, 7/1/21	VMIG1	500,000	500,000

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A, 5s, 6/1/29	BBB	1,100,000	703,670

			18,822,023
New Mexico (0.3%)
Farmington, Poll. Control Rev. Bonds (San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	1,800,000	1,042,182

			1,042,182

MUNICIPAL BONDS AND NOTES (151.9%)* cont.	Rating**	Principal amount	Value

New York (13.0%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 3/4s, 7/1/28	B/P	$600,000	$500,928

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds (Gurwin Jewish Sr. Residence), Ser. A,
6s, 5/1/39	B+/P	500,000	354,395
6s, 5/1/29	B+/P	750,000	560,753

Livingston Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Nicholas H. Noyes Memorial Hosp.),
5 3/4s, 7/1/15	BB	1,960,000	1,816,450

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (Keyspan-Glenwood), 5 1/4s, 6/1/27	A–	2,775,000	2,336,356

Niagara Cnty., Indl. Dev. Agcy. Mandatory Put Bonds (Solid Waste Disp.)
Ser. C, 5 5/8s, 11/15/14	Baa2	400,000	359,844
Ser. A, 5.45s, 11/15/12	Baa2	500,000	467,545

NY City, Indl. Dev. Agcy. Rev. Bonds (Liberty-7 World Trade Ctr.)
Ser. B, 6 3/4s, 3/1/15	BB/P	200,000	170,788
Ser. A, 6 1/4s, 3/1/15	BB/P	1,775,000	1,474,794

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A, 6 3/8s, 7/1/31	B2	790,000	635,018
(Brooklyn Polytech. U. Project J), 6 1/8s, 11/1/30 (Prerefunded)	AAA	200,000	216,170

NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds (Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	Baa3	1,300,000	913,211

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(American Airlines — JFK Intl. Arpt.), 7 1/2s, 8/1/16	B–	6,975,000	5,859,558
(British Airways PLC), 5 1/4s, 12/1/32	Ba1	3,425,000	1,902,725
(Jetblue Airways Corp.), 5s, 5/15/20	B–	325,000	204,545

NY State Dorm. Auth. Rev. Bonds
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	900,000	692,199
(Lenox Hill Hosp. Oblig. Group), 5 1/4s, 7/1/09	Ba1	1,000,000	992,830
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Ba2	1,000,000	794,600

NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	725,000	576,491

NY State Energy Research & Dev. Auth. Gas Fac. Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A+	3,800,000	3,814,060

Port Auth. NY & NJ Rev. Bonds (Kennedy Intl. Arpt. — 4th Installment), 6 3/4s, 10/1/11	BB+/P	500,000	500,710

Port Auth. NY & NJ Special Oblig. Rev. Bonds (Kennedy Intl. Arpt. — 5th Installment), 6 3/4s, 10/1/19	BB+/P	200,000	189,282

Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK Intl. Air Term. — 6), MBIA, 5.9s, 12/1/17	AA	15,000,000	14,204,400

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp. Mandatory Put Bonds (Seneca Meadows, Inc.),
6 5/8s, 10/1/13	B+	670,000	637,827

Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Retirement Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	BB–/P	2,700,000	2,592,297
(Jefferson’s Ferry), Ser. A, 7 1/4s, 11/1/28 (Prerefunded)	AAA	1,000,000	1,074,900
(Jefferson’s Ferry), 5s, 11/1/15	BBB–	975,000	868,647
(Jefferson’s Ferry), 4 5/8s, 11/1/16	BBB–	1,000,000	842,900

Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st Mtge. — Jewish Home), Ser. A, 7 3/8s, 3/1/21	B+/P	800,000	714,584

			46,268,807
North Carolina (4.4%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. D, 6 3/4s, 1/1/26	Baa1	1,500,000	1,508,745
Ser. A, 5 3/4s, 1/1/26	Baa1	3,000,000	2,722,410
Ser. C, 5.3s, 1/1/15	Baa1	1,500,000	1,517,160

NC Hsg. Fin. Agcy. FRN (Homeownership), Ser. 26, Class A, 5 1/2s, 1/1/38	Aa2	970,000	930,802

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	1,000,000	851,590
(Presbyterian Homes), 5.4s, 10/1/27	BB/P	2,000,000	1,442,240
(First Mtge. — Presbyterian Homes), 5 3/8s, 10/1/22	BB/P	1,110,000	851,825
(Pines at Davidson), Ser. A, 5s, 1/1/16	A–/F	545,000	512,115
(Pines at Davidson), Ser. A, 4.85s, 1/1/26	A–/F	1,270,000	973,366

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	500,000	364,370
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	1,730,000	1,197,852
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	700,000	512,841
(First Mtge. United Methodist), Ser. C, 5 1/4s, 10/1/24	BB+/P	300,000	222,756

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A2	2,000,000	2,025,360

			15,633,432

MUNICIPAL BONDS AND NOTES (151.9%)* cont.	Rating**	Principal amount	Value

North Dakota (0.3%)
Grand Forks, Hlth. Care Syst. Rev. Bonds (Altru Hlth. Syst. Oblig. Group),
7 1/8s, 8/15/24 (Prerefunded)	Baa2	$1,000,000	$1,083,410

			1,083,410
Ohio (6.3%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds, 5 1/4s, 2/15/33 T	Aaa	10,000,000	9,411,300

Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-2
5 3/4s, 6/1/34	BBB	9,500,000	6,393,215
5 1/8s, 6/1/24	BBB	1,870,000	1,451,382

Coshocton Cnty., Env. 144A Rev. Bonds (Smurfit-Stone Container Corp.), 5 1/8s, 8/1/13	B–	2,000,000	1,316,360

Hickory Chase, Cmnty. Auth. Infrastructure Impt. Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB–/P	700,000	580,699

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp. Syst.), Ser. C, 5 5/8s, 8/15/29	Baa1	1,530,000	1,223,816

Montgomery Cnty., Hosp. Rev. Bonds (Kettering Med. Ctr.), 6 3/4s, 4/1/22 (Prerefunded)	A2	1,500,000	1,606,725

Toledo-Lucas Cnty., Port Auth. Rev. Bonds (CSX Transn, Inc.), 6.45s, 12/15/21	Baa3	500,000	434,055

			22,417,552
Oklahoma (3.3%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds (Homeownership Loan), Ser. B, 5.35s, 3/1/35	Aaa	4,200,000	3,987,522

OK Hsg. Fin. Agcy. Single Family Mtge. Rev. Bonds (Homeownership Loan), Ser. C, GNMA Coll.,
FNMA Coll., 5.95s, 3/1/37	Aaa	2,645,000	2,554,991

OK State Indl. Dev. Auth. Rev. Bonds (Hlth. Syst.), Ser. A, MBIA, 5 3/4s, 8/15/29 (Prerefunded)	AAA	3,375,000	3,513,375

Tulsa, Muni. Arpt. Trust Mandatory Put Bonds, Ser. B, 5.65s, 12/1/08	B–	1,750,000	1,736,910

			11,792,798
Oregon (1.0%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds (Terwilliger Plaza)
6 1/2s, 12/1/29	BB–/P	2,900,000	2,323,567
Ser. A, 5 1/4s, 12/1/26	BB–/P	510,000	362,687

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds (Single Family Mtge.), Ser. K, 5 5/8s, 7/1/29	Aa2	895,000	893,434

			3,579,688
Pennsylvania (5.8%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. B, 9 1/4s, 11/15/22 (Prerefunded)	AAA	195,000	221,514
(Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15 (Prerefunded)	AAA	520,000	581,812
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	BB	5,705,000	3,564,028
(Hlth. Syst.-West PA), Ser. A, 5s, 11/15/28	BB	460,000	296,751

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt. — USX Corp.), 6s, 1/15/14	Baa1	750,000	755,385
(Env. Impt.), 5 1/2s, 11/1/16	Baa3	1,850,000	1,565,248

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty. Rev. Bonds (Ann’s Choice, Inc.), Ser. A
6 1/8s, 1/1/25	BB/P	1,160,000	896,587
5.3s, 1/1/14	BB/P	690,000	619,185
5.2s, 1/1/13	BB/P	1,000,000	915,730
5.1s, 1/1/12	BB/P	400,000	373,952

Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther Creek Partners), 6.65s, 5/1/10	BBB–	1,815,000	1,831,135

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A, 5.45s, 1/1/21	BBB+	550,000	456,038
(Presbyterian Homes), Ser. A, 5.35s, 1/1/20	BBB+	515,000	432,245

Delaware Cnty., College Auth. Rev. Bonds (Neumann College), 6s, 10/1/25	BBB	925,000	801,152

Delaware Cnty., Indl. Dev. Auth. Resource Recvy. Rev. Bonds, Ser. A, 6.1s, 7/1/13	Ba1	500,000	466,540

Erie-Western PA Port Auth. Rev. Bonds, 6 1/4s, 6/15/10	BB+/F	255,000	255,571

Geisinger, Auth. Hlth. Syst. VRDN, 1s, 11/15/32	VMIG1	700,000	700,000

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Brethren Village), Ser. A, 6 3/8s, 7/1/30	BB–/P	625,000	484,300

Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant View Retirement), Ser. A, 5.3s, 12/15/26	BB–/P	500,000	361,400

Montgomery Cnty., Indl. Auth. Resource Recvy. Rev. Bonds (Whitemarsh Cont Care), 6 1/4s, 2/1/35	B–/P	1,100,000	802,186

New Morgan, Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (New Morgan Landfill Co., Inc.),
6 1/2s, 4/1/19	BB–	1,000,000	804,310

PA Econ. Dev. Fin. Auth. Exempt Fac. FRB (Reliant Energy), Ser. B, 6 3/4s, 12/1/36	Ba3	900,000	678,717

PA State Higher Edl. Fac. Auth. Rev. Bonds (Widener U.), 5.4s, 7/15/36	BBB+	1,000,000	857,870

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds (Graduate Hlth. Syst.),
7 1/4s, 7/1/10 (In default) †	D/P	2,707,789	812

Sayre, Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31	A	410,000	349,595

MUNICIPAL BONDS AND NOTES (151.9%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31 (Prerefunded)	AAA/P	$750,000	$834,728

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev. Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	500,000	391,880

Wilkes-Barre, Fin. Auth. (Wilkes U.), 5s, 3/1/22	BBB	560,000	458,018

			20,756,689
Puerto Rico (3.2%)
Cmnwlth. of PR, G.O. Bonds, Ser. A, FGIC, 5 1/2s, 7/1/16	Baa3	3,300,000	3,295,644

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds, Ser. A
6s, 7/1/44	Baa3	1,200,000	1,093,968
6s, 7/1/38	Baa3	1,000,000	916,200

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	1,000,000	928,100

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds (Govt. Fac.), Ser. N
Cmnwlth. of PR Gtd., 5 1/2s, 7/1/21	Baa3	1,845,000	1,693,175
Cmnwlth. of PR Gtd., 5 1/2s, 7/1/20	Baa3	2,250,000	2,091,443
5s, 7/1/14	Baa3	1,500,000	1,472,400

			11,490,930
Rhode Island (0.4%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 6 1/8s, 6/1/32	BBB	2,025,000	1,533,958

			1,533,958
South Carolina (2.2%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl. Paper Co.), Ser. A, 5s, 8/1/30	BBB	175,000	102,814

Orangeburg Cnty., Solid Waste Disp. Fac. Rev. Bonds (SC Elec. & Gas), AMBAC, 5.7s, 11/1/24	AA	2,500,000	2,330,800

SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6 1/2s, 8/15/32 (Prerefunded)	AAA	1,250,000	1,385,275

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds (Palmetto Hlth.)
Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	AAA/P	1,600,000	1,781,616
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	890,000	972,512
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	110,000	120,198

SC Tobacco Settlement Rev. Mgmt. Auth. Rev. Bonds, Ser. B, 6 3/8s, 5/15/30 (Prerefunded)	BBB	1,300,000	1,369,784

			8,062,999
South Dakota (1.0%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev. Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	2,000,000	1,629,700

SD Hsg. Dev. Auth. Rev. Bonds
(Home Ownership Mtg.), Ser. H, 5s, 5/1/28	AAA	465,000	400,821
(Home Ownership Mtge.), Ser. J, 4 1/2s, 5/1/17	AAA	500,000	461,395

SD State Hlth. & Edl. Fac. Auth. Rev. Bonds (Prairie Lakes Hlth. Care), 5.65s, 4/1/22	Baa1	1,105,000	928,974

			3,420,890
Tennessee (2.8%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds (First Mtge. Mountain States Hlth.),
Ser. A, 7 1/2s, 7/1/33 (Prerefunded)	A2	5,200,000	5,671,172

Johnson City, Hlth. & Edl. Facs. Board Retirement Fac. Rev. Bonds (Appalachian Christian Village),
Ser. A, 6 1/4s, 2/15/32	BB–/P	1,000,000	752,250

Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp. Board Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded)	AAA	1,880,000	2,092,835
6 1/2s, 9/1/26 (Prerefunded)	AAA	1,120,000	1,246,795

Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac. Board Rev. Bonds (Wellmont Hlth. Syst.),
Ser. C, 5s, 9/1/22	BBB+	450,000	326,799

			10,089,851
Texas (13.4%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears Methodist Retirement)
Ser. A, 7s, 11/15/33	BB–/P	600,000	506,736
5 7/8s, 11/15/18 #	BB–/P	1,000,000	890,090
Ser. A, 5 7/8s, 11/15/18	BB–/P	20,000	17,802

Abilene, Hlth. Fac. Dev. Corp. Retirement Fac. (Sears Methodist Retirement), 6s, 11/15/29	BB–/P	1,450,000	1,098,129

Brazos River, Auth. Poll. Control Rev. Bonds
Ser. D-1, 8 1/4s, 5/1/33	Caa1	1,000,000	758,130
(TXU Energy Co., LLC), 5s, 3/1/41	Caa1	1,500,000	748,065

Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory Put Bonds (Dow Chemical), 5.9s, 5/1/28	A3	2,200,000	1,733,556

Dallas, Area Rapid Transit Rev. Bonds Sr. Lien, 5s, 12/1/33 T	AAA	10,000,000	9,388,300

Denton, Indpt. School Dist. VRDN, Ser. 05-A, 1.85s, 8/1/35	A–1+	2,000,000	2,000,000

MUNICIPAL BONDS AND NOTES (151.9%)* cont.	Rating**	Principal amount	Value

Texas cont.
Gulf Coast, Waste Disp. Auth. Rev. Bonds, Ser. A, 6.1s, 8/1/24	BBB	$450,000	$337,617

Harris Cnty., Hlth. Fac. Rev. Bonds (Memorial Hermann Hlth. Care), Ser. A,
6 3/8s, 6/1/29 (Prerefunded)	A2	3,000,000	3,288,300

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B3	500,000	300,020
(Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29	B3	8,675,000	5,205,347
(Special Fac. — Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/21	B3	1,600,000	962,000
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B3	2,500,000	1,375,075

Lufkin, Hlth. Fac. Dev. Corp. Hlth. Syst. Rev. Bonds (Memorial Hlth. Syst. of East TX), 5 1/2s, 2/15/32	BBB+	500,000	379,500

Matagorda Cnty., Navigation Dist. TX Poll. Control Mandatory Put Bonds
(Dist. No. 1 AEP Texas Central Co.), 5 1/8s, 6/1/11	Baa2	1,250,000	1,245,638

Mission, Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Allied Waste N.A. Inc.), Ser. A, 5.2s, 4/1/18	B+	900,000	664,992

North TX, Thruway Auth. Rev. Bonds, Ser. A, 6s, 1/1/25	A2	1,000,000	999,900

North TX, Thruway Auth. Rev. Bonds (Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	1,750,000	1,476,703

North TX, Thruway Auth. stepped-coupon Rev. Bonds, zero %, (6.5s, 1/1/15) 2043 ††	A2	3,000,000	1,847,730

Port Corpus Christi Indl. Dev. Corp. Rev. Bonds (Valero), Ser. C, 5.4s, 4/1/18	Baa2	815,000	705,880

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21	Baa2	2,500,000	2,451,500

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds
(Northwest Sr. Hsg. Edgemere), Ser. A, 5 3/4s, 11/15/16	BB–/P	425,000	382,394
(Buckner Retirement Svcs., Inc.), 5 1/4s, 11/15/37	A–	900,000	646,362
(Air Force Village), 5 1/8s, 5/15/27	BBB+/F	4,000,000	2,868,760

Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.)
6s, 7/1/29	Baa3	4,150,000	3,327,844
6s, 7/1/25	Baa3	800,000	663,656
6s, 7/1/19	Baa3	800,000	707,552

TX State Dept. of Hsg. & Cmnty. Affairs Rev. Bonds, Ser. C, GNMA/FNMA Coll., 6.9s, 7/2/24 #	AAA	900,000	903,843

			47,881,421
Utah (0.9%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds (Laidlaw Env.), Ser. A
7 1/2s, 2/1/10	BB–	1,550,000	1,522,922
7.45s, 7/1/17	B+/P	600,000	511,704

Tooele Cnty., Harbor & Term. Dist. Port Fac. Rev. Bonds (Union Pacific),
Ser. A, 5.7s, 11/1/26 (Prerefunded)	Baa2	1,500,000	1,139,745

			3,174,371
Vermont (0.8%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, FSA, 5s, 11/1/34	Aaa	570,000	563,240
(Single Fam.), Ser. 23, FSA, 5s, 5/1/34	Aaa	940,000	896,290
Ser. 19A, FSA, 4.62s, 5/1/29	Aaa	1,295,000	1,249,481

			2,709,011
Virginia (1.6%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care Fac. Rev. Bonds (Westminster-Canterbury), 5s, 1/1/24	B+/P	600,000	436,308

Henrico Cnty., Econ. Dev. Auth. Rev. Bonds (United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	600,000	520,266

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds
(United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	295,000	251,157
(United Methodist), Ser. A, 6.7s, 6/1/27 (Prerefunded)	BB+/P	105,000	117,234
(Westminster-Canterbury), 5s, 10/1/22	BBB–	1,000,000	784,150

Hopewell, Indl. Dev. Auth. Env. Impt. Rev. Bonds (Smurfit-Stone Container Corp.), 5 1/4s, 6/1/15	B–	700,000	452,970

James Cnty., Indl. Dev. Auth. Rev. Bonds (Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB–/P	1,500,000	1,156,890

Lynchburg, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds (Westminster-Canterbury)
5s, 7/1/31	BB/P	1,250,000	821,425
4 7/8s, 7/1/21	BB/P	1,000,000	739,140

Winchester, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds (Westminster-Canterbury), Ser. A, 5.2s, 1/1/27	BB/P	700,000	500,255

			5,779,795
Washington (1.5%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	2,000,000	1,621,840
6 1/2s, 6/1/26	BBB	2,005,000	1,804,520

WA State Hsg. Fin. Comm. Rev. Bonds (Single Fam.), Ser. 3A, GNMA Coll., FNMA Coll., 4.15s, 12/1/25	Aaa	2,345,000	2,035,179

			5,461,539

MUNICIPAL BONDS AND NOTES (151.9%)* cont.		Rating**	Principal amount	Value

West Virginia (1.6%)
Harrison Cnty., Cmnty. Solid Waste Disp. Rev. Bonds (Allegheny Energy), Ser. D, 5 1/2s, 10/15/37		Baa2	$3,150,000	$2,180,493

Mason Cnty., Poll. Control Mandatory Put Bonds (Appalachian Pwr. Co. Project),
Ser. L, 5 1/2s, 10/1/11		Baa2	725,000	645,388

Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29		B1	3,075,000	2,335,524

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas Hlth. Syst.), 6 3/4s, 10/1/43		B/P	735,000	566,487

				5,727,892
Wisconsin (2.3%)
Badger, Tobacco Settlement Asset Securitization Corp. Rev. Bonds
7s, 6/1/28		BBB	3,000,000	2,968,290
6 3/8s, 6/1/32 #		BBB	5,500,000	4,931,300

Janesville, Poll. Control Rev. Bonds (General Motors Corp.), 5.55s, 4/1/09		B–	500,000	350,000

				8,249,590
Wyoming (0.3%)
Sweetwater Cnty., Solid Waste Disp. Rev. Bonds (FMC Corp.), 5.6s, 12/1/35		Baa2	1,500,000	954,017

				954,017
Total municipal bonds and notes (cost $624,199,553)				$542,176,848

PREFERRED STOCKS (2.2%)*			Shares	Value

Charter Mac. Equity Trust 144A Ser. A, 6.625% cum. pfd.			2,000,000	$2,012,640

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-3, $4.95			2,000,000	1,883,360

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A, 6.875% cum. pfd.			4,000,000	4,029,800

Total preferred stocks (cost $8,000,000)				$7,925,800

COMMON STOCKS (—%)*			Shares	Value

Tembec, Inc. (Canada) †			1,750	$2,418

Total common stocks (cost $1,273,945)				$2,418

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

Tembec, Inc. (Canada)	3/3/12	CAD 0.00001	3,889	$874

Total warrants (cost $154,422)				$874

TOTAL INVESTMENTS

Total investments (cost $633,627,920)				$550,105,940

Key to holding’s currency abbreviations

CAD Canadian dollar

* Percentages indicated are based on net assets of $356,856,687.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at October 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at October 31, 2008 and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2008.

F Is valued at fair value following procedures approved by the Trustees.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds, FRB and FRN are the current interest rates at October 31, 2008.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at October 31, 2008 (as a percentage of net assets):

Health care	61.5%
Utilities	20.0
Industrial/commodity	13.3
Air transportation	10.7

FUTURES CONTRACTS OUTSTANDING at 10/31/08	Number of		Expiration	Unrealized appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 5 yr (Short)	57	$6,455,695	Dec-08	$(92,046)

U.S. Treasury Note 10 yr (Short)	265	29,965,703	Dec-08	446,737

Total				$354,691

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/08

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $633,627,920)	$550,105,940

Cash	6,960,718

Interest and other receivables	10,919,025

Receivable for securities sold	5,282,067

Receivable from Manager (Note 2)	52,874

Receivable for variation margin (Note 1)	140,516

Total assets	573,461,140

LIABILITIES

Distributions payable to shareholders	2,040,199

Distributions payable to preferred shareholders (Note 1)	123,658

Payable for compensation of Manager (Note 2)	864,293

Payable for investor servicing fees (Note 2)	17,158

Payable for Trustee compensation and expenses (Note 2)	144,709

Payable for administrative services (Note 2)	3,225

Payable for floating rate notes issued (Note 1)	15,000,000

Other accrued expenses	411,211

Total liabilities	18,604,453

Series A remarketed preferred shares: (495 shares
authorized and issued at $100,000 per share (Note 4)	49,500,000

Series B remarketed preferred shares: (495 shares
authorized and issued at $100,000 per share (Note 4)	49,500,000

Series C remarketed preferred shares: (1,980 shares
authorized and issued at $50,000 per share (Note 4)	99,000,000

Net assets	$356,856,687

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares
authorized) (Notes 1, 5 and 6)	$514,406,970

Undistributed net investment income (Notes 1 and 6)	637,616

Accumulated net realized loss on investments (Notes 1 and 6)	(75,020,610)

Net unrealized depreciation of investments (Note 6)	(83,167,289)

Total — Representing net assets applicable to
common shares outstanding	$356,856,687

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($356,856,687
divided by 57,288,363 shares)	$6.23

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/08

INTEREST INCOME	$34,434,122

EXPENSES

Compensation of Manager (Note 2)	3,274,517

Investor servicing fees (Note 2)	198,035

Custodian fees (Note 2)	13,805

Trustee compensation and expenses (Note 2)	34,224

Interest and fee expense (Note 1)	165,253

Administrative services (Note 2)	28,440

Preferred share remarketing agent fees	508,314

Other	778,336

Total expenses	5,000,924
Expense reduction (Note 2)	(66,784)

Net expenses	4,934,140

Net investment income	29,499,982

Net realized loss on investments (Notes 1 and 3)	(6,174,346)

Net realized gain on swap contracts (Note 1)	128,699

Net realized loss on futures contracts (Note 1)	(2,238,975)

Net unrealized depreciation of investments and
futures contracts during the year (Note 6)	(94,467,272)

Net loss on investments	(102,751,894)

Net decrease in net assets resulting from operations	$(73,251,912)

DISTRIBUTIONS TO SERIES A, B, AND C
REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(65,649)
From tax exempt net investment income	(6,467,955)

Net decrease in net assets resulting from operations
(applicable to common shareholders)	$(79,785,516)

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	10/31/08	10/31/07

Operations:

Net investment income	$29,499,982	$23,676,645

Net realized loss on investments	(8,284,622)	(534,686)

Net unrealized depreciation of investments	(94,467,272)	(13,852,162)

Net increase (decrease) in net assets
resulting from operations	$(73,251,912)	9,289,797

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED
PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	(65,649)	—

From tax exempt net investment income	(6,467,955)	(6,578,662)

Net increase (decrease) in net assets
resulting from operations (applicable to
common shareholders)	(79,785,516)	2,711,135

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	(136,890)	—

From tax exempt net investment income	(21,353,299)	(17,663,076)

Increase from issuance of common shares
in connection with the merger of Putnam
High Yield Municipal Trust (Note 6)	141,608,656	—

Decrease from capital shares repurchased
(Notes 5)	(5,522,844)	(36,774,589)

Total increase (decrease) in net assets	34,810,107	(51,726,530)

NET ASSETS

Beginning of year	322,046,580	373,773,110

End of year (including undistributed net
investment income of $637,616 and
distributions in excess of net investment
income of $1,010,496, respectively)	$356,856,687	$322,046,580

NUMBER OF FUND SHARES

Common shares outstanding at beginning
of year	40,070,923	44,658,878

Shares repurchased (Note 5)	(789,594)	(4,585,704)

Retirement of shares held by the fund	—	(2,251)

Shares issued in connection with the merger
of Putnam High Yield Municipal Trust (Note 6)	18,007,034	—

Common shares outstanding at end of year	57,288,363	40,070,923

Remarketed preferred shares outstanding
at beginning of year	1,750	1,750

Preferred shares issued in connection with the
merger of Putnam High Yield Municipal Trust (Note 6)	900	—

Preferred shares issued — Series C (Note 4)	650	—

Preferred shares redeemed — Series A (Note 4)	(55)	—

Preferred shares redeemed — Series B (Note 4)	(55)	—

Preferred shares redeemed — Series C (Note 4)	(220)	—

Remarketed preferred shares outstanding
at end of year	2,970	1,750

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE			Year ended

	10/31/08	10/31/07	10/31/06	10/31/05	10/31/04

Net asset value, beginning of period (common shares)	$8.04	$8.37	$8.20	$8.18	$7.98
Investment operations:

Net investment income [a]	.56	.55	.53	.51	.54

Net realized and unrealized gain (loss) on investments	(1.84)	(.34)	.13	.04	.20

Total from investment operations	(1.28)	.21	.66	.55	.74
Distributions to preferred shareholders:

From net investment income	(.12)	(.15)	(.13)	(.08)	(.04)

Total from investment operations (applicable to
common shareholders)	(1.40)	.06	.53	.47	.70
Distributions to common shareholders:

From net investment income	(.42)	(.41)	(.41)	(.45)	(.50)

Total distributions	(.42)	(.41)	(.41)	(.45)	(.50)
Increase from shares repurchased	.01	.02	.05	— [e]	—

Net asset value, end of period (common shares)	$6.23	$8.04	$8.37	$8.20	$8.18

Market price, end of period (common shares)	$5.70	$7.18	$7.58	$7.15	$7.29

Total return at market price (%) (common shares) [b]	(15.69)	(.14)	12.07	4.21	6.35

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (common shares) (in thousands)	$356,857	$322,047	$373,773	$386,437	$386,073

Ratio of expenses to average net assets (%) [c,d]	1.28 [f]	1.21	1.14	1.30	1.28

Ratio of net investment income to average net assets (%) [c]	5.87	4.79	4.83	5.18	6.12

Portfolio turnover (%)	40.77	15.26	23.14	21.87	25.54

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to 0.04% for the period ended October 31, 2008 (Note 1).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/08

Note 1: Significant accounting policies

Putnam Managed Municipal Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the funds’ management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/ discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Tender option bonds The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (“TOB trust”) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds issued to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At October 31, 2008, the fund’s investments with a value of $28,715,500 were held by the TOB trust and served as collateral for $15,000,000 in floating-rate bonds outstanding. During the period ended October 31, 2008, the fund incurred interest expense of $144,568 for these investments based on an average interest rate of 3.16% .

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2008, the fund had a capital loss carryover of $73,799,429 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 2,506,818	October 31, 2009

4,408,636	October 31, 2010

38,152,374	October 31, 2011

12,656,387	October 31, 2012

574,057	October 31, 2013

3,275,525	October 31, 2014

954,441	October 31, 2015

11,271,191	October 31, 2016

As a result of the February 15, 2008 merger of Putnam High Yield Municipal Trust into the fund, the fund acquired $21,435,672 in capital loss carryovers of which $19,692,721 remain and are subject to limitations imposed by the Code. The acquired capital loss carryover and the expiration dates are:

Loss Carryover	Expiration

$ 865,353	October 31, 2009

678,750	October 31, 2010

12,315,216	October 31, 2011

4,095,518	October 31, 2012

273,437	October 31, 2013

899,265	October 31, 2014

565,182	October 31, 2015

G) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and Series B shares, and a 7-day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on October 31, 2008 was 2.80% for Series A, 3.88% for Series B and 2.80% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of the expiration of a capital loss carryover, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, straddle loss deferrals, partnership income and tender option bond income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2008, the fund reclassified $353,057 to increase undistributed net investment income and $4,879,405 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $4,526,348.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2008 were as follows:

Unrealized appreciation	$8,317,706
Unrealized depreciation	(91,514,590)

Net unrealized depreciation	(83,196,884)
Undistributed ordinary income	283,058
Undistributed tax exempt income	2,040,551
Capital loss carryforward	(73,799,429)

Cost for federal income tax purposes	$633,302,824

H) Determination of net asset Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million, and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended October 31, 2008, the fund incurred $199,663 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended October 31, 2008, the fund’s expenses were reduced by $66,784 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $398, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended October 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $234,531,885 and $274,394,029, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

On February 19, 2008, Putnam High Yield Municipal Trust merged with and into the fund. A related two-for-one stock split of Series C remarketed preferred shares of Putnam Managed Municipal Income Trust reduced the liquidation preference of these shares from $100,000 to $50,000 per share. The stock split was necessary to accommodate the different per-share liquidation preferences of preferred shares of the merging series, and did not affect the aggregate liquidation preference of preferred shares held by any shareholder.

The Series A (495), Series B (495) and Series C (1,980) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share for Series A and B, and at $50,000 per share for Series C, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

In August and September 2008, the fund redeemed 55 Series A, 55 Series B and 220 Series C Remarketed Preferred shares. The redemption price was equal to the liquidation preference per share ($100,000 for Series A and B: $50,000 Series C) of each series of preferred shares, plus accumulated but unpaid dividends as of the following redemption dates: September 3, 2008 for Series A, September 17, 2008 for Series B and August 20, 2008 for Series C Remarketed Preferred shares. The August and September 2008 preferred share redemptions represented 10% of the fund’s $220,000,000 in outstanding preferred shares.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the fiscal year ended October 31, 2008 were $22,976.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remar-keted preferred shares. At October 31, 2008, no such restrictions have been placed on the fund.

On December 10, 2008 the fund redeemed the remaining 495 Series B Remarketed Preferred shares; this redemption represented approximately 25% of the fund’s $198,000,000 in outstanding preferred shares.

Following the December 2008 redemption the fund’s outstanding preferred shares amounted to $148,500,000.

Note 5: Shares repurchased

In September 2008, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the year ended October 31, 2008, the fund repurchased 789,594 common shares for an aggregate purchase price of $5,522,844, which reflects a weighted-average discount from net asset value per share of 10.71% .

Note 6: Acquisition of Putnam HighYield MunicipalTrust

On February 19, 2008, the fund issued 18,007,034 common shares, in exchange for common shares of Putnam High Yield Municipal Trust to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The common net assets of the fund and Putnam High Yield Municipal Trust on February 15, 2008, were $310,693,597 and $141,608,656 respectively. On February 15, 2008, Putnam High Yield Municipal Trust had distributions in excess of net investment income of $181,134, accumulated net realized loss of $24,733,409 and unrealized appreciation of $3,004,507. The aggregate common net assets of the fund immediately following the acquisition were $452,302,253.

On February 19, 2008, the fund also issued 900 Series C remarketed preferred shares in exchange for 900 Series A remarketed preferred shares of Putnam High Yield Municipal Trust. The liquidation preference of these shares is $45,000,000.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Managed Municipal Income Trust.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Putnam Management is currently evaluating the impact the adoption of the Amendment will have on the fund’s financial statement disclosures.

Note 9: Actions byTrustees

The Trustees of the Putnam Funds have approved a plan to merge the fund into Putnam Tax Free High Yield Fund. The transaction is scheduled to occur in 2009. It is subject to a number of conditions, including approval of a majority of the outstanding shareholders of the fund, and there is no guarantee it will occur.

Federal tax information and compliance certifications (unaudited)

Federal tax information

The fund has designated 99.26% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Compliance certifications

On June 4, 2008, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

Shareholder meeting results (unaudited)

May 8, 2008 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld	Abstentions	Broker non votes

Jameson A. Baxter	49,883,109	2,193,577	14,764	—

Charles B. Curtis	49,873,109	2,203,577	14,764	—

Robert J. Darretta	49,875,182	2,201,504	14,764	—

Myra R. Drucker	49,869,468	2,207,218	14,764	—

Charles E. Haldeman, Jr.	49,874,510	2,202,176	14,764	—

Paul L. Joskow	49,881,778	2,194,908	14,764	—

Elizabeth T. Kennan	49,844,020	2,232,666	14,764	—

Kenneth R. Leibler	49,853,839	2,222,847	14,764	—

George Putnam, III	49,885,246	2,191,440	14,764	—

Richard B. Worley	49,876,859	2,199,827	14,764	—

		Preferred shares
	Votes for	Votes withheld	Abstentions	Broker non votes
John A. Hill	2,684	467	—	—

Robert E. Patterson	2,684	467	—	—

All tabulations are rounded to the nearest whole number.

December 12, 2007 special meeting of shareholders

A proposal to approve an agreement and plan of merger with Putnam High Yield Municipal Income Trust was approved as follows:

	Common shares
Votes for	Votes withheld	Abstentions

23,228,606	949,930	578,556

	Preferred shares
Votes for	Votes withheld	Abstentions

1,661	36	25

A proposal to approve (i) the authorization, creation and issuance of $45 million in additional shares of preferred shares and (ii) a two-for-one stock split of Class C Remarketed Preferred shares was approved as follows:

	Remarketed Preferred shares Series A
Votes for	Votes withheld	Abstentions

522	6	17

	Remarketed Preferred shares Series B
Votes for	Votes withheld	Abstentions

515	30	5

	Remarketed Preferred shares Series C
Votes for	Votes withheld	Abstentions

627	0	0

About the Trustees

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief	Senior Associate Treasurer/Assistant Clerk
	Operating Officer, Atalanta/Sosnoff	of Funds
Jonathan S. Horwitz (Born 1955)	Management Corporation
Senior Vice President and Treasurer
Since 2004	Francis J. McNamara, III (Born 1955)	Nancy E. Florek (Born 1957)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer	Vice President, Assistant Clerk, Assistant
Putnam Investments	Since 2004	Treasurer and Proxy Manager
	Senior Managing Director, Putnam	Since 2005
Steven D. Krichmar (Born 1958)	Investments, Putnam Management	Manager, Mutual Fund Proxy Voting
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk, Assistant
	Executive Officer, Associate Treasurer	Treasurer and Proxy Manager
Marketing Services	and Compliance Liaison
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Senior Vice President and Treasurer

Custodian	Steven D. Krichmar
State Street Bank and Trust Company	Vice President and Principal Financial Officer

Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal Accounting Officer
and Assistant Treasurer
Independent Registered Public
Accounting Firm	Susan G. Malloy
KPMG LLP	Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter, Vice Chairman
Charles B. Curtis	James P. Pappas
Robert J. Darretta	Vice President
Myra R. Drucker
Charles E. Haldeman, Jr.	Francis J. McNamara, III
Paul L. Joskow	Vice President and Chief Legal Officer
Elizabeth T. Kennan
Kenneth R. Leibler	Robert R. Leveille
Robert E. Patterson	Vice President and Chief Compliance Officer
George Putnam, III
Robert L. Reynolds	Mark C. Trenchard
Richard B. Worley	Vice President and BSA Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

AN700 253892 12/08

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c ) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2008	$56,600	$42,806*	$6,000	$-

October 31, 2007	$56,450	$25,317	$5,450	$-

*Includes fees billed to the fund for services relating to a fund merger of $16,872.

For the fiscal years ended October 31, 2008 and October 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $117,539 and $30,767 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2008	$ -	$ -	$ -	$ -

October 31, 2007	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)
Robert J. Darretta
Myra R. Drucker
John A. Hill
Kenneth R. Leibler

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes for the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

► The funds will withhold votes for any nominee for director:

• who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’

Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees will also consider whether a company’s severance payment arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share reregistration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

► For companies subject to “co-determination,” the funds will vote on a case by-case basis for the election of nominees to the supervisory board.

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

► The funds will withhold votes for the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

► The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Other Matters

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

► The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted February 15, 2008

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio .

Portfolio	Joined
Managers	Fund	Employer	Positions Over Past Five Years

Paul Drury	2002	Putnam	Tax Exempt Specialist
		Management	Previously, Portfolio Manager; Senior
		1989 – Present	Trader

Brad Libby	2006	Putnam	Tax Exempt Specialist.
		Management	Previously, Analyst.
		2001 – Present

Susan	2002	Putnam	Tax Exempt Specialist
McCormack		Management	Previously, Portfolio Manager
		1994 – Present

Thalia Meehan	2006	Putnam	Team Leader, Tax Exempt Fixed Income
		Management	Team
		1989 – Present	Previously, Director, Tax Exempt Fixed
			Income and Investment Grade Teams

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
					account programs and
Portfolio	Other SEC-registered open-end		Other accounts that pool assets		single-sponsor defined
Manager	and closed-end funds		from more than one client		contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Paul Drury	13	$6,904,500,000	3	$ 900,000	1	$246,100,000

Susan	13	$6,904,500,000	3	$ 900,000	2	$246,600,000
McCormack

Thalia Meehan	13	$6,904,500,000	3	$ 900,000	1	$246,100,000

Brad Libby	13	$6,904,500,000	3	$ 900,000	1	$246,100,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
Maximum
	Total Number	Number (or

			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 -
November 30, 2007	302,101	$6.53	302,101	3,597,157
December 1 -
December 31, 2007	260,800	$7.62	260,800	3,336,357
January 1 -
January 31, 2008	-	-	-	3,336,357
February 1 -
February 29, 2008	20,452	$7.12	20,452	4,915,429***
March 1 -
March 31, 2008	206,241	$6.87	206,241	4,709,188
April 1 -
April 30, 2008	-	-	-	4,709,188
May 1 -
May 31, 2008	-	-	-	4,709,188
June 1 -
June 30, 2008	-	-	-	4,709,188
July 1 -
July 31, 2008	-	-	-	4,709,188
August 1 -
August 31, 2008	-	-	-	4,709,188
September 1 -
September 30, 2008	-	-	-	4,709,188
October 1 -
October 7, 2008	-	-	-	4,709,188
October 8 -
October 31, 2008	-	-	-	5,728,836

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 2,360,317 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 4,720,634 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 4,019,074 shares through October 7, 2008. In September 2008, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 5,728,836 shares through October 7, 2009.

**Information prior to October 7, 2008 is based on the total number of shares eligible for repurchase under the program, as amended through September 2007. Information from October 8, 2008 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2008.

**** Includes 1,599,524 additional shares eligible for repurchase under the program resulting from the merger of Putnam High Yield Municipal Trust into the Fund in February 2008.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2008